NUVEEN SANTA BARBARA GLOBAL DIVIDEND GROWTH FUND

SUPPLEMENT DATED MARCH 1, 2013

TO THE PROSPECTUS DATED NOVEMBER 30, 2012

The first paragraph of the section “General Information—Dividends, Distributions and Taxes” is deleted and replaced with the following sentence:

The Funds intend to pay income dividends quarterly and any taxable gains annually.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SGDGS-0313P